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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 17, 2014 (June 13, 2014)
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.	Entry into a Material Definitive Agreement.
On June 13, 2014, Realogy Group LLC (“Realogy Group”), an indirect subsidiary of Realogy Holdings Corp. (“Realogy Holdings”), and its subsidiaries extended the existing Apple Ridge Funding LLC securitization program utilized by Realogy Group's' relocation services operating unit, Cartus Corporation (“Cartus”). The extension was effected pursuant to an amendment to the Note Purchase Agreement dated as of December 14, 2011, by and among Cartus, Realogy Group, the managing agents, committed purchasers and conduit purchasers named therein, and Crédit Agricole Corporate and Investment Bank (“CA-CIB”), as administrative agent. The managing agents, committed purchasers and/or conduit purchasers that are parties to the Note Purchase Agreement are CA-CIB, The Bank of Nova Scotia, Wells Fargo Bank, National Association, Atlantic Asset Securitization LLC, Salisbury Receivables Company LLC, Liberty Street Funding LLC and Barclays Bank PLC.
Under the terms of the amended Note Purchase Agreement, the program has been extended until June 12, 2015, subject to extension for an additional period of 364 days from the date that is 90 days prior to the expiration of the then existing term. The maximum borrowing under the facility remains at $325 million, based upon the amount of eligible assets being financed at any given point in time.
The parties to the Note Purchase Agreement and their respective affiliates have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for Realogy Holdings and its subsidiaries for which they have received, and will receive, customary fees and expenses.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: June 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: June 17, 2014